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                                                                    Exhibit 10.3

                                                    Note Number:________________



                             Note Purchase Agreement

         The undersigned hereby agrees to purchase, at par, $ _______________ in aggregate principal amount of the following securities (the "Securities") of The Thaxton Group, Inc. (the "Company") offered pursuant to the Prospectus dated _________ __, 2002 (as the same may be amended, modified or supplemented, the "Prospectus"), receipt of which is hereby acknowledged:

Security:  ________________________________________


Term:    __________________________________________


Interest Rate:  ____________________________________


Registration Code:  ________________________________



The name(s) and address in which the Securities being purchased by the undersigned are to be registered are as follows (all persons so named must execute this Note Purchase Agreement):


____________________________________

____________________________________      Social Security or
                                          Employer I.D. No.  ___________________
____________________________________

____________________________________      Telephone Number  ____________________




Each of the undersigned hereby agrees that all Securities purchased hereby are subject to all the terms and conditions including, without limitation, subordination of the indebtedness evidenced thereby, as set forth in the Prospectus, and the Indenture, dated as of February 17, 1998, between the Company and The Bank of New York, as Trustee, as supplemented by the Board Resolutions of the Company dated ________, 2002.

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================================================================================

THIS SECURITY IS NOT A SAVINGS ACCOUNT OR AN OBLIGATION OF AN INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC).

================================================================================

By executing this Note Purchase Agreement, I (we), under penalty of perjury, certify that: (1) the number shown on this form is my (our) correct taxpayer identification number (T.I.N.) and (2) I (we) am (are) not subject to backup withholding either because (a) I (we) am (are) exempt from backup withholding,
(b) I (we) have not been notified by the Internal Revenue Service that I (we) am
(are) subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me (us) that I (we) am (are) no longer subject to backup withholding. (If you have been notified by the IRS that you are subject to backup withholding, delete the language in (2) above.)

INTEREST ELECTION FOR 6, 12, 36 and 60 MONTH TERM NOTES (CHECK ONE)

1.  MONTHLY CHECK          _____              x_________________________________
2.  QUARTERLY CHECK        _____
3.  PAID AT MATURITY       _____              x_________________________________

                                              (This Note Purchase Agreement
                                              must be executed by all persons
                                              whose names appear on the
                                              Securities purchased hereby.)

                                              Date:_____________________________

Approval by Officer of                        Please note that if you have
The Thaxton Group, Inc.                       purchased a 1, 6, 12, 36 or 60
                                              month note, it will automatically
                                              renew as provided in the
_____________________________________         Prospectus and the note form
                                              unless you notify us that you
                                              desire to redeem the note.

Title________________________________

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__________________________________

Title_____________________________











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